HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5776 - PremierSolutions Cornerstone

Supplement dated April 2, 2012 to your Prospectus

FUND REORGANIZATION

THE HARTFORD EQUITY GROWTH ALLOCATION FUND – CLASS R5

The Board of Directors of The Hartford Mutual Funds, Inc. has approved the reorganization (the “Reorganization”) of The Hartford Equity Growth Allocation Fund (“Merging Fund”) into The Hartford Growth Allocation Fund (the “Acquiring Fund”).  The Reorganization does not require shareholder approval.

The Reorganization is scheduled to take place at the close of trading on the New York Stock Exchange on or about May 25, 2012 or on such date as the officers of the Company determine (the “Closing Date”).  If the Reorganization closes on the Closing Date, shares of the Merging Fund will be converted into shares of the Acquiring Fund.

Due to the Reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of trading on the New York Stock Exchange on or about May 24, 2012.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on or about May 25, 2012, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 30 after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on or about May 25, 2012, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is completed, effective as of the close of trading on the New York Stock Exchange on or about May 25, 2012, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.